Entrex Carbon Market presents at Emerging Growth Conference
Announcing OTC:UNSS  PIPE and ESG Green Bond Initiative

Boca Raton, Fla., June 11, 2021: Entrex (OTC:UNSS) announced the launch of two ESG funding initiatives at the Emerging Growth Conference on Wednesday a PIPE or Private Investment
 in a Public Equity for Entrex, the parent company (OTC:UNSS) , and another, a Green Bond initiative for project working capital for the Entrex Carbon Market. (https://emerginggrowth.com/ or YouTube:
(https://www.youtube.com/watch?v=U_qGpybyEhI).

The volume of projects introduced by our Entrex Carbon
Market representative team has produced opportunities
in excess of one billion metric tonnes of carbon offsets,
said Stephen H. Watkins, CEO of Entrex and the Entrex
Carbon Market, a majority-owned subsidiary of Entrex
(OTC: UNSS).   We soon expect to start the registration
through minting process and feel ESG investors
(Environmental, Social, Governance) would be interested in the equity and debt risk profiles of the investment opportunities.

Our sales team has found a lot of issuers and users of offsets are tired of the small resellers that push non-United Nations offsets which, in the end, dont help clients attain their carbon neutrality goals.
The Entrex Carbon Market offers the only regulatory-compliant marketplace to buy, sell and retire carbon offsets something customers appreciate, said
Thomas Harblin of Entrex Carbon Market.

We are finding amazing national and global opportunities, continued Harblin. Corporate carbon neutral initiatives including Carbon
Neutral Beef, Chicken, Fish and Fuel show the creativity that companies go through to meet customer demand.


These statements, which involve risks and uncertainties, relate to the discussion of the Companys business strategies and its expectations concerning future operations, margins, sales, new products and brands, potential joint ventures, potential acquisitions, expenses, profitability, liquidity and capital resources and to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable.
These also include statements relating to the anticipated benefits of the announced transaction between the Company and Entrex. These statements include any statement that does not directly relate to ahistorical or current fact. You can also identify these and other forward-looking statements by the use of such words as "may,"
"will," "should," "expects," "intends," "plans,"
"anticipates," "believes," "thinks," "estimates,"
"seeks," "predicts," "could," "projects,"
"potential" and other similar terms and phrases, including references to assumptions.

This press release includes statements of the Companys expectations, intentions, plans and beliefs that constitute" forward looking statements" within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities
Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, relate to the discussion of the Companys business strategies and its expectations concerning future operations, margins, sales, new products and brands, potential joint ventures, potential acquisitions, expenses, profitability, liquidity and capital resources and to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable.
These also include statements relating to the anticipated benefits of the announced transaction between the Company and Entrex. These statements include any statement that does not directly relate to ahistorical or current fact. You can also identify these and other forward-looking statements by the use of such words as "may,"
"will," "should," "expects," "intends," "plans,"
"anticipates," "believes," "thinks," "estimates,"
"seeks," "predicts," "could," "projects,"
"potential" and other similar terms and phrases, including references to assumptions.

These forward-looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to uncertainties, risks and factors relating to its operations and business environments, all of which are difficult to predict and many of which are beyond its control, that could cause its actual results to differ materially from those matters expressed or implied by these forward looking statements. These risks include the Joint Ventures ability to successfully pursue its business plan, the possibility that the Companys equity interest in the Joint
Venture may be diluted as a result of capital r aises by the Joint Venture, the possibility that Entrex may have the right to repurchase the previously contributed assets for nominal consideration, the Companys ability to develop and commercialize new technologies, the Companys history of losses and expectation of further losses, its ability to expand its operations into blockchain technologies, its ability to develop or acquire new brands, the success of its marketing activities, the effect of competition in its industry and economic and political conditions generally, including the current economic environment and markets. More information about these and other factors are described in the reports the Company files with the Securities and Exchange Commission, including but not limited to the discussions contained under the caption Risk Factors.
When considering these forward-looking statements, you should keep in mind the cautionary statements in this press release and the reports the Company files with the Securities and Exchange Commission.
New risks and uncertainties arise from time to time, and the Company cannot predict those events or how they may affect it. The Company assumes no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by the federal securities laws.

For further information
Stephen H. Watkins, CEO
Entrex Carbon Market
(561) 465-7580 or 1-877-4-Entrex
www.EntrexCarbonMarket.com